Movements in Equity	12 Months Ended
Jun. 30, 2024
Disclosure of share capital, reserves and other equity interest [Abstract]
Movements in Equity	Movements in Equity
Share capital and share premium
New ordinary shares were issued for exercise of options which resulted in an increase in share capital of £0.01 million and share premium of £6.7 million. The increase in share premium is due to the CSOP, 2022 Share Success Plan and 2020 Sharesave options exercised in the reporting period.
New ordinary shares were issued for the acquisition of GalaxE and resulted in an increase in share capital of £0.01 million.
Merger relief reserve
146,572 Class A shares, related to the acquisition of DEK that took place in June 2023 and initially recorded in other reserves before being transferred to merger reserve, were issued to the sellers of DEK, resulting in an increase in merger relief reserve of £5.3 million.
15,874 Class A shares, related to the acquisition of BAC that took place in February 2022 and initially recorded in other reserves before being transferred to merger reserve, were issued to the sellers of BAC, resulting in an increase in merger relief reserve of £1.5 million.
545,802 Class A shares were issued to the sellers of GalaxE, resulting in an increase in merger relief reserve of £13.8 million.
Other reserves
146,572 Class A shares, related to the acquisition of DEK that took place in June 2023, were issued to the sellers of DEK, resulting in a decrease of other reserves of £5.3 million, and 15,874 Class A shares, related to the acquisition of BAC that took place in February 2022, were issued to the Sellers of BAC as equity consideration subject to a lock-up period, resulting in a decrease of other reserves of £1.5 million.
The impact of the net investment hedge on other reserves was £0.2 million.
£3.3 million was recognised as exchange differences losses from translating foreign operations during the reporting period.